Exhibit 3.40

Ontario Ministry of Government Services Ministère des Services gouvernementaux Declaration Form 3 under the Limited Partnerships Act Déclaration Formule 3 aux termes de la Loi sur les sociétés en commandite Print clearly in CAPITAL LETTERS / Ecrivez clairement en LETTRES MAJUSCULES 1. Declaration Type Type de declaration A. New Nouvelle B. Name Change Modification de la raison sociale C. Change (other than name change) Changement (autre que modification de la raison sociale) D. Renewal Without Name Change Renouvellement sans modification de la raison sociale E. Renewal With Name Change Renouvellement avec modification de la raison sociale F. Dissolution Dissolution G. Withdrawal Retrait Enter the Business Identification Number (BIN) for all Declaration Types except Type A. Entrez le n° d’identification de l’entreprise (NIE) pour tous les types de dèclaration, sauf pour le type A. BIN (Business Identification No.) NIE N° d’Identification de l’entreprise 2. Firm Name / Raison sociale de la societe en commandite 3.Mailing Address of Registrant Adresse postale de registrant ATLANTIC POWER SERVICES CANADA LP Street No./ N° de rue 200 Street Name / Nom de la rue CLARENDON STREET Suite No. / Bureau n° 25TH FLOOR City / Town / Ville BOSTON Province / Province MASSACHUSETTS Country / Pays U.S.A. Postal Code / Code postal 02116 4. Address of Principal Place of Business in Ontario / Adresse de l’établissement principal en Ontario Same as above comme ci dessus Extra-Provincial Limited Partnership without business address in Ontario Societe en commandite extraprovinciale sans etablissement en Ontario Street No. / Nº de rue 333 Street Name / Nom de la rue BAY STREET Suite No. / Bureau nº (P.O. Box not acceptable / Case postale non acceptes) 3400 City / Town / Ville TORONTO Province / Province ONTARIO Country / Pays CANADA Postal Code / Code postal M5H 2S7 5. General Nature of Business / Nature generale de l’activite exercee OPERATION & MANAGEMENT SERVICES 6. Information Regarding General Partner(s) / Renseignements sur le ou les commandites (A) Individual / Personne physique - Last Name / Nom de famille First Name / Prenom Middle Name /Autre prenom (B) Corporation, Partnership etc. / Personne morale, societe en nom collectif etc. - Name / Raison sociale ATLANTIC POWER SERVICES CANADA GP INC. Ontario Corporation Number N° matricule de la personne morale en Ontario 1855315 Address / Adresse 355 Street No. / N° de rue Street Name / Nom de la rue BURRARD STREET Suite No. / Bureau.n 1900 City / Town / Ville VANCOUVER Province / Province BRITISH COLUMBIA Country / Pays CANADA Postal Code / Code postal V6C 2G8 Signature of General Partner of Attorney for the General Partner/ Signature du commandité ou de son procureur /s/ BARRY WELCH, Check if signing as attorney on behalf of the general partner pursuant to s. 32 of the Limited Partnership Act. Cochez la case ci contre si le signataire est le procureur du commandité (art. 32 de la Loi) Print Name of Signatory / Nom du signataire en lettres moulées BARRY WELCH, DIRECTOR For a new Declaration, name change or renewal, item 6 must be completed and signed by all the general partners or their attorneys. If there is more than one general partner, set out the total number of partners in the box and attach additional schedule(s) / Pour une nouvelle Declaration, une modification de la raison sociale ou un renouvellement, ll faut remplir la section 6 pour chaque commandité, et chaque commandité ou son procureur doit signer la section 6. S’ll y a plus d’un commandité, entrez le nombre total de commandites dans la case ci contre et remplissez et joignez une ou des annexes. Number of General Partners Nombre de commandités 1 7. Jurisdiction of Formation / Territoire d’origine ONTARIO Extra-Provincial Limited Partnership Carrying on Business in Ontario / Societe en commandite extraprovinciale menant des activites en Ontario 8. Information Regarding Attorney/Respresentative for an Extra-Provincial Limited Partnership - (Does not apply to limited partnerships formed in another Canadian Jurisdiction that have an office or other place of business in Ontario) / Renseignements sur le procureur / represantant de la societe en commandite extraprovinciale - (Ne s’applique pas aux sociétés en commandite d’un autre territoire canadien qul ont un établissement en Ontario) Power of Attorney - Check the box to confirm there is an executed Power of Attorney (Form 4) appointing the person/corporation listed below to be the attorney and representative in Ontario. The attorney/representative is required to keep the executed Form 4 available for inspection at the address set out below. / Procuration – Cochez la case ci-contre pour confirmer qu’ily a une Procuration signee (Formula 4) nommant la personne physique ou morale indiquee ci dessous titre de procurrur et representant en Ontario. Celui ci doit tenir la Formule 4 signée à disposition aux fins d’inspection a l’adrosse ci dessous. Attorney / Representative – Procureur / représentant (A) Individual / Personne physique - Last Name / Nom de famille First Name / Prenom Middle Name / Autre prenom (B) Corporation, Partnership etc. / Personne morale, societe en nom collectif etc. - Name / Raison sociale Ontario Corporation Number N° matricule de la personne morale en Ontario Address / Adresse Street No. / N° de rue Street Name / Nom de la rue Suite No. / Bureau n° City / Town / Ville Province / Province Country / Pays Postal Code / Code postal MINISTRY USE ONLY - RESERVE AU MINISTERE BIN/EIN = 210817193 NAME/ NUM....= ATLANTIC P REG/ENR :2011-07-29 EXP/EXP : e=2016-07-28